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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2006 through June 30, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                                     PIONEER
                            -----------------------
                                      BOND
                                      FUND

                                     Annual
                                     Report

                                     6/30/06

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                              2
Portfolio Summary                                                  4
Prices and Distributions                                           5
Performance Update                                                 6
Comparing Ongoing Fund Expenses                                   12
Portfolio Management Discussion                                   14
Schedule of Investments                                           18
Financial Statements                                              41
Notes to Financial Statements                                     51
Report of Independent Registered Public Accounting Firm           60
Trustees, Officers and Service Providers                          61

                                                                     President's

Dear Shareowner,
--------------------------------------------------------------------------------

We know from the history of the capital markets that sudden shifts in investor sentiment can occur with little warning, based on an assortment of events. We believe such a shift in sentiment is occurring in reaction to the possibility that U.S. economic growth may slow in the second half of 2006.

While U.S. markets fell in late May and early June, the economic events of the six- and 12-month periods ending June 30, 2006, have actually been characterized by continued low inflation at home and strong growth prospects abroad with rising commodity and stock prices.

According to the International Monetary Fund, international economic growth in 2004-5 was the fastest of any two-year period in more than 30 years, and 2006 growth is projected to match the healthy growth of 2005. The growth has been broad-based, with Europe, Japan, and emerging market economies all showing strength. The result has been rising prices across a broad range of commodities, increasing corporate profits, and higher interest rates.

The U.S. bond markets' concern has been that strong economic growth would spark inflation - we have already seen commodity prices rise, and U.S. labor costs are threatening to increase, since we are close to full employment. That may also be a reason why public sentiment is becoming uneasy.

Despite strong first quarter economic growth, the U.S. economy for the second half of the year may slow in reaction to past increases in interest rates and energy costs. Thus far the only sign of such a slowdown has been a cooling housing market. Yet many observers believe a slower growing economy could be welcomed by the markets.

The U.S. Federal Reserve has continued its program of measured short-term interest rate increases. However, the Fed Chairman, Ben Bernanke, indicated that inflation may moderate, which would permit the Fed to stop raising interest rates. Such action could have positive effects for both consumers and investors over the intermediate-to-longer term. By restraining inflation, the Fed may also limit upward

Letter


pressure on longer-maturity bond yields and downward pressure on stocks' price/earnings ratios.

In summary, we think security market valuations remain reasonable, and yet there are no guarantees in investing. The unpredictability reinforces the importance of Pioneer's message that investors should remain diversified, take a long-term view, and base investment decisions on economic and market fundamentals, rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help shareowners work toward their long-term goals.


Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government Securities              71.4%
U.S. Corporate Bonds                    25.7
Asset Backed Securities                  1.5
Collateralized Mortgage Obligations      1.3
Municipal Bonds                          0.1


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of holdings)

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                     74.3%
AA                                       4.8
A                                        9.5
BBB                                      6.2
BB                                       3.9
B                                        1.2
Commercial Paper                         0.1


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

    1.   U.S. Treasury Bonds, 6.25%, 8/15/23                            5.93%
    2.   U.S. Treasury Bonds, 4.25%, 11/15/13                           5.01
    3.   U.S. Treasury Inflation Notes, 1.875%, 7/15/15                 3.20
    4.   U.S. Treasury Notes, 3.625%, 6/15/10                           3.02
    5.   Government National Mortgage Association, 5.5%, 1/15/36        1.95
    6.   U.S. Treasury Notes, 7.5%, 11/15/16                            1.86
    7.   Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                1.63
    8.   GE Electric Co., 5.0%, 2/1/13                                  1.41
    9.   Federal National Mortgage Association, 5.5%, 4/1/36            1.39
   10.   Federal Home Loan Mortgage Corp., 4.5%, 10/1/35                1.20

This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Bond Fund
-----------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
-----------------------------------------------------------------------------

Net Asset Value Per Share
-----------------------------------------------------------------------------

    Class       6/30/06       6/30/05
    -----       -------       -------
       A         $8.89         $9.40
       B         $8.85         $9.36
       C         $8.81         $9.32
   Investor      $8.89         $9.40
       R         $8.99         $9.50
       Y         $8.83         $9.33


Distributions Per Share
-----------------------------------------------------------------------------

                               7/1/05 - 6/30/06
               -----------------------------------------------
                   Net
               Investment       Short-Term        Long-Term
    Class        Income       Capital Gains     Capital Gains
    -----        ------       -------------     -------------
       A         $0.3948            $ -               $ -
       B         $0.3123            $ -               $ -
       C         $0.3191            $ -               $ -
   Investor      $0.4194            $ -               $ -
       R         $0.3764            $ -               $ -
       Y         $0.4289            $ -               $ -

Pioneer Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.


----------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                                Public
                Net Asset      Offering
Period         Value (NAV)    Price (POP)
10 Years          5.79%         5.31%
5 Years           5.57          4.61
1 Year           -1.25         -5.66
----------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Pioneer           Lehman Brothers
                   Bond Fund       Aggregate Bond Index
6/96               $ 9,550              $10,000
                    10,225               10,815
6/98                11,251               11,955
                    11,403               12,331
6/00                11,551               12,894
                    12,787               14,342
6/02                13,752               15,579
                    15,317               17,200
6/04                15,774               17,255
                    16,981               18,428
6/06                16,769               18,280

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

----------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                      If         If
Period               Held     Redeemed
 10 Years             4.92%      4.92%
 5 Years              4.68       4.68
 1 Year              -2.14      -5.92
----------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Pioneer           Lehman Brothers
                   Bond Fund       Aggregate Bond Index
6/96               $10,000              $10,000
                    10,624               10,815
6/98                11,603               11,955
                    11,670               12,331
6/00                11,726               12,894
                    12,865               14,342
6/02                13,736               15,579
                    15,171               17,200
6/04                15,480               17,255
                    16,520               18,428
6/06                16,166               18,280

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

----------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                      If         If
Period               Held     Redeemed
 10 Years             4.84%      4.84%
 5 Years              4.62       4.62
 1 Year              -2.08      -2.08
----------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Pioneer           Lehman Brothers
                   Bond Fund       Aggregate Bond Index
6/96               $10,000              $10,000
                    10,613               10,815
6/98                11,581               11,955
                    11,650               12,331
6/00                11,692               12,894
                    12,798               14,342
6/02                13,635               15,579
                    15,037               17,200
6/04                15,355               17,255
                    16,380               18,428
6/06                16,039               18,280

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.


----------------------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                                          Public
                        Net Asset        Offering
Period                 Value (NAV)      Price (POP)
 Life-of-Class
 12/10/04                  1.17%            1.17%
 1 Year                   -0.98            -0.98
----------------------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Pioneer           Lehman Brothers
                   Bond Fund       Aggregate Bond Index
12/94               $10,000              $ 10,000
                     10,264                10,251
6/06                 10,163                10,169

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table does not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                                        CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

-----------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                         If         If
Period                  Held     Redeemed
 10 Years               5.41%      5.41%
 5 Years                5.32       5.32
 1 Year                -1.43      -1.43
-----------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Pioneer           Lehman Brothers
                   Bond Fund       Aggregate Bond Index
6/96               $10,000              $10,000
                    10,656               10,815
6/98                11,668               11,955
                    11,766               12,331
6/00                11,860               12,894
                    13,063               14,342
6/02                13,980               15,579
                    15,517               17,200
6/04                16,013               17,255
                    17,177               18,428
6/06                16,931               18,280

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/06                               CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

-----------------------------------------
Average Annual Total Returns
(As of June 30, 2006)
                       If         If
Period                Held     Redeemed
 10 Years             6.02%      6.02%
 5 Years              6.02       6.02
 1 Year              -0.77      -0.77
-----------------------------------------

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                    Pioneer           Lehman Brothers
                   Bond Fund       Aggregate Bond Index
6/96               $10,000              $10,000
                    10,709               10,815
6/98                11,784               11,955
                    11,943               12,331
6/00                12,098               12,894
                    13,392               14,342
6/02                14,452               15,579
                    16,166               17,200
6/04                16,728               17,255
                    18,078               18,428
6/06                17,938               18,280

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy through 9/20/01. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer Bond Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value
     [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2006 through June 30, 2006

                                                            Investor
Share Class              A            B            C          Class          R            Y
----------------------------------------------------------------------------------------------
Beginning Account   $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 1/1/06
Ending Account      $  963.79    $  964.71    $  964.82    $  964.64    $  965.33    $  965.55
Value (after
expenses) On
6/30/06
Expenses Paid       $    4.87    $    9.26    $    9.21    $    3.60    $    6.09    $    2.83
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, 1.89%, 0.74%, 1.25% and 0.58%, for Class A, Class B, Class C, Investor Class, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2006 through June 30, 2006

                                                            Investor
Share Class              A            B            C          Class          R            Y
----------------------------------------------------------------------------------------------
Beginning Account   $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
Value On 7/1/05
Ending Account      $1,019.84    $1,015.57    $1,015.42    $1,021.12    $1,018.60    $1,021.92
Value (after
expenses) On
12/31/05
Expenses Paid       $    5.01    $    9.49    $    9.44    $    3.71    $    6.26    $    2.91
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.70%, 1.89%, 0.74%, 1.25% and 0.58%, for Class A, Class B, Class C, Investor Class, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06
--------------------------------------------------------------------------------

Against a backdrop of strong economic growth throughout the globe, inflation concerns grew steadily during the 12 months ended June 30, 2006. The dramatic increases in commodity prices - most notably in energy prices - added to fears that inflationary pressures were spreading throughout the general economy. Given these concerns, the U.S. Federal Reserve Board continued to raise short-term interest rates to relieve inflationary pressures and control economic growth. The Fed hiked its Fed funds rate eight successive times over the 12 months, from 3.25% to 5.25%. As the Fed acted, rates among securities of all maturities also rose, and bond prices generally declined. In the following interview, Kenneth J. Taubes discusses the factors that influenced Pioneer Bond Fund's performance during the 12 months ended June 30, 2006. Mr. Taubes, Director of Pioneer's Fixed Income Group, is responsible for the daily management of the Fund.

Q: How did the Fund perform during the 12 months ended June 30, 2006?

A: Pioneer Bond Fund's Class A shares had a total return of -1.25% for the fiscal year, at net asset value. During the same 12 months, the Lehman Aggregate Bond Index produced a total return of -0.81%. The average return of the 177 funds in Lipper's Corporate Debt, A-Rated, category was -1.29%. One June 30, the Fund's 30-day SEC yield was 4.28%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the primary factors influencing performance?

A: It was a tough year in the bond market, given the unrelenting economic growth and the Federal Reserve Board's increasing concern about rising inflationary pressures. The Fed raised short-term rates at each of the board's eight meetings during the 12 months and rates rose in response across the board among securities of

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   all maturities. Early in the 12 months, short-term rates rose faster, but as the period progressed rates across different maturities seemed to move in parallel fashion. Over the period, the yield on the six-month Treasury bill rose by about 190 basis points (1.9 percentage points). Yields of two-year Treasuries rose by 150 basis points, the yields of 10-year Treasuries climbed by 122 basis points, and the yields of 30-year Treasuries rose by 99 basis points. As these rate changes occurred, bond prices - especially among higher-quality securities - tended to depreciate, with most high-grade securities recording negative total returns. The most notable exceptions were issues with short maturities of two years and less, which were the best-performing over the six months. Corporate bonds, including high-yield securities, performed somewhat better than Treasuries, as the yield advantages of corporate bonds compensated for the erosion in the market value of high-yield bonds.

Q: What were your principal strategies during the period?

A: In general, as the year progressed, we became increasingly defensive to guard against the risks of a slowing economy as the impacts of the Federal Reserve's rate hikes worked their way through the economy. As interest rates rose, we gradually increased duration - a measure of a bond's price sensitivity to changes in interest rates - as longer-maturity bonds began to decline and started to offer greater value. The portfolio's effective duration at the end of the fiscal year, on June 30, 2006, was 5.04 years, compared with 4.81 years six months earlier. We also increased investments in Treasury Inflation Protected Securities (TIPS) for most of the period, although we did reduce our positions late in the fiscal year after these investments had performed particularly well.

   Over the 12 months, we gradually took profits from the Fund's investments in corporate bonds, including high-yield bonds as they began to appear increasingly expensive, while increasing the overall credit quality of the portfolio. In addition, we anticipated that corporate bonds would not perform as well as economic growth eventually begins to slow. The pick-up in merger-and-acquisition activity in the market also gave cause for concern. Such activity tends to favor equity investors over bond investors. Consequently, we increased our exposure to high-quality, mortgage-backed securities.

Pioneer Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/06                            (continued)
--------------------------------------------------------------------------------

   At the end of the fiscal year, average credit quality was a strong AA, and 72.2% of assets were invested in Treasury and U.S. government agency securities, including agency-backed mortgage securities. Just 5.1% of Fund assets were invested in high-yield, below investment-grade bonds.

Q: What types of investments had the greatest impact on Fund performance?

A: Our position in TIPS helped performance, as did individual investments in bonds of Gazprom, the major Russian natural gas production and distribution company, and of Platinum Underwriters, a Bermuda-based property-and-casualty reinsurance corporation.

   While our investments in the corporate sector - both investment-grade and high-yield bonds - helped performance, the Fund's higher-quality focus meant that we did not fully participate in the superior performance of corporate bonds over the 12 months. Holding back results for the year was the investment in corporate bonds of automotive parts company Delphi, which filed for bankruptcy protection during the year. The investment in securities of Novelis, a major manufacturer producer of aluminum-based products for industrial customers, also detracted from results somewhat.

Q: What is your investment outlook?

A: We anticipate that we will see increased evidence that the Federal Reserve has been successful in slowing the rate of economic growth. At the end of the past fiscal year, the yield curve - reflecting the differences between yields of different maturities - was modestly inverted. This meant that some shorter-term yields were higher than some longer-term yields - a phenomenon that is inconsistent with the normal relationships of yields. In the past, this phenomenon has tended to presage a slowing in the economy. We also see a drying up of liquidity in the global markets because of widespread hikes in short-term interest rates by central banks across the globe.

   Given these factors, we believe it makes sense to lengthen the portfolio's duration and to increase investments in Treasury and high-quality mortgage securities. We believe these maneuvers could

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   help protect the Fund in a slowing economy while positioning it for the time when the Federal Reserve ends its cycle of rate hikes.

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

   Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

   Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond Fund
--------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06
--------------------------------------------------------------------------

Principal
Amount        S&P/Moody's
USD ($)       Ratings                                                                 Value
                           ASSET BACKED SECURITIES - 1.5%
                           Transportation - 0.2%
                           Airlines - 0.2%
1,381,858     A+/A2        Southwest Airlines Co., 7.67%, 1/2/14               $  1,398,785
                                                                               ------------
                           Total Transportation                                $  1,398,785
                                                                               ------------
                           Diversified Financials - 0.8%
                           Other Diversified Finance Services - 0.8%
2,418,568     BB-/Ba2      Caithness Coso Fund Corp., 6.263%,
                           6/15/14 (144A)                                      $  2,368,745
1,597,720     BBB-/Baa2    PF Export Receivable Master Trust, 6.436%,
                           6/1/15 (144A)                                          1,597,449
2,671,220     BBB/Baa2     Power Receivables Finance, 6.29%, 1/1/12 (144A)        2,660,989
                                                                               ------------
                                                                               $  6,627,183
                                                                               ------------
                           Specialized Finance - 0.0%
   90,000     AAA/Aaa      MBNA Credit Card Master Note, Floating
                           Rate Note, 12/15/08                                 $     89,987
                                                                               ------------
                           Total Diversified Financials                        $  6,717,170
                                                                               ------------
                           Utilities - 0.4%
                           Electric Utilities - 0.4%
  955,900     BBB-/Baa3    Empresa Electric, 8.625%, 4/30/13 (144A)            $  1,031,891
1,627,220     BBB-/Baa3    FPL Energy America Wind LLC, 6.639%,
                           6/20/23 (144A)                                         1,663,296
  554,400     BB-/Ba2      FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)          553,707
  454,415     BB-/Ba2      Tenaska Alabama, 7.0%, 6/30/21 (144A)                    442,880
                                                                               ------------
                                                                               $  3,691,774
                                                                               ------------
                           Total Utilities                                     $  3,691,774
                                                                               ------------
                           Restaurants - 0.1%
  835,000     BB/Ba3       Dunkin Brands Master Finance LLC, 8.28%,
                           6/20/31 (144A)                                      $    838,217
                                                                               ------------
                           Total Restaurants                                   $    838,217
                                                                               ------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $12,699,652)                                  $ 12,645,946
                                                                               ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Principal
Amount        S&P/Moody's
USD ($)       Ratings                                                                   Value
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 1.3%
                           Diversified Financials - 0.2%
                           Other Diversified Finance Services - 0.2%
1,150,000     NR/Ba1       Global Signal, 7.036%, 2/15/36 (144A)                 $  1,148,423
  525,000     NR/Ba2       Tower 2004-2A F, 6.376%, 12/15/14                          515,665
                                                                                 ------------
                           Total Diversified Financials                          $  1,664,088
                                                                                 ------------
                           Government - 1.1%
8,748,509     AAA/Aaa      Freddie Mac, 6.1%, 9/15/18                            $  8,716,650
                                                                                 ------------
                           Total Government                                      $  8,716,650
                                                                                 ------------
                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                           (Cost $10,494,312)                                    $ 10,380,738
                                                                                 ------------
                           CORPORATE BONDS - 25.6%
                           Energy - 1.2%
                           Integrated Oil & Gas - 0.8%
   45,000     BBB/Baa2     Petro-Canada, 4.0%, 7/15/13                           $     39,809
2,000,000     A-/A1        Phillips Pete Co., 6.375%, 3/30/09                       2,036,782
4,000,000     AA/Aa2       Texaco Capital Inc., 7.09%, 2/1/07                       4,026,452
   25,000     BBB+/Baa1    USX Corp., 6.85%, 3/1/08                                    25,459
                                                                                 ------------
                                                                                 $  6,128,502
                                                                                 ------------
                           Oil & Gas Equipment And Services - 0.1%
  875,000     B+/Ba3       Holly Energy Partners LP, 6.25%, 3/1/15               $    800,625
                                                                                 ------------
                           Oil & Gas Exploration & Production - 0.3%
2,000,000     BBB/NR       Gazprom International SA., 7.201%, 2/1/20 (144A)      $  2,027,500
   75,000     BBB/Baa1     Pemex Project Funding Master, 9.125%, 10/13/10              82,125
  650,000     BB+/Ba3      Southern Star Central Corp., 6.75%, 3/1/16 (144A)          624,000
                                                                                 ------------
                                                                                 $  2,733,625
                                                                                 ------------
                           Oil & Gas Refining & Marketing - 0.0%
  320,000     BBB/Baa2     Boardwalk Pipelines LLC, 5.5%, 2/1/17                 $    301,857
                                                                                 ------------
                           Oil & Gas Storage & Transportation - 0.0%
   65,000     BBB+/Baa1    Kinder Morgan Energy Partners, 6.75%, 3/15/11         $     66,402
                                                                                 ------------
                           Total Energy                                          $ 10,031,011
                                                                                 ------------
                           Materials - 0.9%
                           Aluminum - 0.2%
1,700,000     B/B1         Novelis Inc., 7.25%, 02/15/15                         $  1,632,000
                                                                                 ------------
                           Commodity Chemicals - 0.2%
  625,000     B+/Ba3       Invista, 9.25%, 5/1/12 (144A)                         $    656,250
1,500,000     BB-/Ba2      Nova Chemicals, Ltd., 6.5%, 1/15/12                      1,380,000
                                                                                 ------------
                                                                                 $  2,036,250
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                               Value
                            Construction Materials - 0.2%
 2,000,000     A+/A1        Vulcan Materials Co., 6.0%, 4/1/09                $  2,020,694
                                                                              ------------
                            Fertilizers & Agricultural Chemicals - 0.0%
    45,000     BBB+/Baa1    Potash Corp. Saskatchewan, 4.875%, 3/1/13         $     42,326
                                                                              ------------
                            Paper Packaging - 0.1%
   703,000     B+/B1        Abitibi-Consolidated, Inc., 6.95%, 12/15/06       $    706,515
                                                                              ------------
                            Paper Products - 0.2%
 1,300,000     B+/B1        Bowater Canada Finance, 7.95%, 11/15/11           $  1,235,000
                                                                              ------------
                            Total Materials                                   $  7,672,785
                                                                              ------------
                            Capital Goods - 3.9%
                            Aerospace & Defense - 0.5%
    40,000     A/A2         Boeing Co., 5.125%, 2/15/13                       $     38,591
 2,000,000     A/A2         Honeywell Inc., 7.0%, 3/15/07                        2,014,734
 2,145,000     A/A2         McDonnell Douglas Corp., 6.875%, 11/1/06             2,151,523
                                                                              ------------
                                                                              $  4,204,848
                                                                              ------------
                            Construction & Farm Machinery & Heavy Trucks - 1.4%
 2,100,000     A/A2         Caterpillar Financial Services 2.5%, 10/3/06      $  2,084,317
 2,300,000     A/A2         Caterpillar Financial Services 3.10%, 5/15/07        2,251,148
 1,000,000     A/A2         Caterpillar Inc., 6.55%, 5/1/11                      1,039,113
 6,000,000     A-/A3        Deere & Co., 7.0%, 3/15/12                           6,334,458
                                                                              ------------
                                                                              $ 11,709,036
                                                                              ------------
                            Electrical Component & Equipment - 0.2%
 1,545,000     NR/Ba1       Orcal Geothermal, 6.21%, 12/30/20 (144A)          $  1,504,104
                                                                              ------------
                            Industrial Conglomerates - 1.4%
12,000,000     AAA/Aaa      GE Electric Co., 5.0%, 2/1/13                     $ 11,494,068
                                                                              ------------
                            Trading Companies & Distributors - 0.4%
 2,350,000     BBB-/Baa3    Glencore Funding LLC, 6.0%, 4/15/14 (144A)        $  2,146,220
   950,000     BB+/Ba1      Noble Group, Ltd., 6.625%, 3/17/15 (144A)              823,512
                                                                              ------------
                                                                              $  2,969,732
                                                                              ------------
                            Total Capital Goods                               $ 31,881,788
                                                                              ------------
                            Consumer Durables & Apparel - 0.2%
                            Home Furnishings - 0.2%
 1,820,000     BBB-/Baa3    Mohawk Industries Inc., 6.125%, 1/15/16           $  1,754,567
                                                                              ------------
                            Total Consumer Durables & Apparel                 $  1,754,567
                                                                              ------------
                            Consumer Services - 0.3%
                            Education Services - 0.3%
 2,800,000     AAA/Aaa      President & Fellows of Harvard, 6.3%, 10/1/37     $  2,816,184
                                                                              ------------
                            Total Consumer Services                           $  2,816,184
                                                                              ------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                             Value
                            Media - 0.6%
                            Broadcasting & Cable TV - 0.0%
  135,000      BBB+/Baa2    Comcast Corp., 5.3%, 1/15/14                    $    127,013
                                                                            ------------
                            Media - 0.6%
5,000,000      BBB+/Baa2    Comcast Cable Corp., 6.75%, 1/30/11             $  5,159,645
                                                                            ------------
                            Total Media                                     $  5,286,658
                                                                            ------------
                            Retailing - 0.1%
                            Department Stores - 0.1%
1,000,000      BBB/Baa1     May Department Store Co., 7.9%, 10/15/07        $  1,020,496
   25,000      A/Baa1       Nordstrom, Inc., 5.625%, 1/15/09                      24,879
                                                                            ------------
                                                                            $  1,045,375
                                                                            ------------
                            Total Retailing                                 $  1,045,375
                                                                            ------------
                            Food & Drug Retailing - 0.5%
                            Hypermarkets & Supercenters - 0.5%
4,500,000      AA/Aa2       Wal Mart Stores Inc., 5.45%, 8/1/06             $  4,499,429
                                                                            ------------
                            Total Food & Drug Retailing                     $  4,499,429
                                                                            ------------
                            Food Beverage & Tobacco - 0.7%
                            Brewers - 0.0%
   55,000      BBB+/Baa1    Miller Brewing Co., 5.5%, 8/15/13 (144A)        $     52,771
                                                                            ------------
                            Packaged Foods & Meats - 0.7%
5,055,000      A+/A1        Unilever Capital Corp., 7.125%, 11/1/10         $  5,307,507
                                                                            ------------
                            Soft Drinks - 0.0%
   55,000      A/A3         Bottling Group LLC, 5.0%, 11/15/13              $     52,304
                                                                            ------------
                            Total Food Beverage & Tobacco                   $  5,412,582
                                                                            ------------
                            Household & Personal Products - 0.2%
                            Household Products - 0.2%
1,700,000      AA-/Aa2      Kimberly Clark Corp., 7.1%, 8/1/07              $  1,721,794
                                                                            ------------
                            Total Household & Personal Products             $  1,721,794
                                                                            ------------
                            Health Care Equipment & Services - 0.3%
                            Health Care Facilities - 0.3%
2,735,000      BB+/Ba2      HCA, Inc., 6.3%, 10/1/12                        $  2,572,325
                                                                            ------------
                            Total Health Care Equipment & Services          $  2,572,325
                                                                            ------------
                            Pharmaceuticals & Biotechnology - 0.1%
                            Pharmaceuticals - 0.1%
1,000,000      AA/Aa2       Glaxosmithline Capital PlC, 2.375%, 4/16/07     $    974,123
                                                                            ------------
                            Total Pharmaceuticals & Biotechnology           $    974,123
                                                                            ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount        S&P/Moody's
USD ($)       Ratings                                                               Value
                           Banks - 1.8%
                           Diversified Banks - 0.4%
1,100,000     A+/Aa3       Nationsbank Corp., 7.75%, 8/15/15                 $  1,228,561
   45,000     AA-/Aa2      US Bancorp, 3.125%, 3/15/08                             43,223
2,000,000     AA-/Aa1      US Bank, 3.75%, 2/6/09                               1,911,406
                                                                             ------------
                                                                             $  3,183,190
                                                                             ------------
                           Regional Banks - 1.4%
4,500,000     A+/Aa3       Branch Banking & Trust Co., 4.875%, 1/15/13       $  4,284,540
1,000,000     AA-/Aa1      Fifth Third FTB, 2.7%, 1/30/07                         984,290
3,000,000     AA+/Aa1      Province of British Columbia, 4.625%, 10/3/06        2,994,345
  500,000     A+/Aa3       Suntrust Bank Atlanta, 6.375%, 4/1/11                  511,907
3,159,000     A/A1         Suntrust Banks Inc., 7.375%, 7/1/06                  3,159,000
                                                                             ------------
                                                                             $ 11,934,082
                                                                             ------------
                           Total Banks                                       $ 15,117,272
                                                                             ------------
                           Diversified Financials - 2.8%
                           Asset Management & Custody Banks - 1.9%
2,000,000     A/A1         Bank of New York, 4.95%, 3/15/15                  $  1,870,090
2,000,000     A/A2         Mellon Financial Co., 6.4%, 5/14/11                  2,048,818
6,000,000     A+/A1        Northern Trust Co., 7.1%, 8/1/09                     6,281,598
5,000,000     A+/A1        State Street Corp., 7.65%, 6/15/10                   5,321,690
                                                                             ------------
                                                                             $ 15,522,196
                                                                             ------------
                           Consumer Finance - 0.5%
2,055,000     B+/Ba2       Ford Motor Credit Co., 5.7%, 1/15/10              $  1,800,050
2,340,000     A/A2         SLM Corp., Floating Rate Note, 7/25/14               2,138,198
                                                                             ------------
                                                                             $  3,938,248
                                                                             ------------
                           Investment Banking & Brokerage - 0.1%
1,275,000     B+/Ba2       E*Trade Financial Corp., 8.0%, 6/15/11            $  1,300,500
                                                                             ------------
                           Other Diversified Finance Services - 0.3%
1,000,000     A+/Aa3       Bank One Texas National, 6.25%, 2/15/08           $  1,007,124
1,500,000     BBB-/Baa3    Bombardier Capital, Inc., 7.09%, 3/30/07             1,500,000
                                                                             ------------
                                                                             $  2,507,124
                                                                             ------------
                           Total Diversified Financials                      $ 23,268,068
                                                                             ------------
                           Insurance - 5.4%
                           Life & Health Insurance - 2.0%
1,000,000     A/A2         Metlife, 6.125%, 12/1/11                          $  1,017,163
2,830,000     B-/B2        Presidential Life Corp., 7.875%, 2/15/09             2,815,850
3,500,000     AA/Aa3       Protective Life, 4.0%, 10/7/09                       3,364,155
2,850,000     BB+/Ba1      Provident Co., Inc., 7.0%, 7/15/18                   2,751,604
6,000,000     AA-/A1       Prudential Funding LLC, 6.6%, 5/15/08                6,090,744
                                                                             ------------
                                                                             $ 16,039,516
                                                                             ------------

22 The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Principal
Amount        S&P/Moody's
USD ($)       Ratings                                                                     Value
                           Multi-Line Insurance - 1.4%
5,000,000     AA+/Aa2      Asif Global Financial XVIII, 3.85%, 11/26/07 (144A)     $  4,881,700
4,450,000     BB+/Ba1      Hanover Insurance Group, 7.625%, 10/15/25                  4,460,827
1,950,000     A/Baa1       Loew Corp., 5.25%, 3/15/16                                 1,804,304
                                                                                   ------------
                                                                                   $ 11,146,831
                                                                                   ------------
                           Property & Casualty Insurance - 1.1%
3,000,000     AAA/Aaa      Berkshire Hathway, Inc., 3.375%, 10/15/08               $  2,856,051
1,000,000     A/A2         Chubb Corp., 6.0%, 11/15/11                                1,005,935
2,965,000     BBB-/NR      Kingsway America, Inc., 7.5%, 2/1/14                       2,935,898
2,585,000     BB+/Baa3     Ohio Casualty Corp., 7.3%, 6/15/14                         2,614,503
                                                                                   ------------
                                                                                   $  9,412,387
                                                                                   ------------
                           Reinsurance - 0.9%
2,000,000     BBB-/Baa3    Odyssey Re Holdings, 7.65%, 11/1/13                     $  1,921,620
5,700,000     BBB/NA       Platinum Underwriters HD, 7.50%, 6/1/17                    5,591,660
                                                                                   ------------
                                                                                   $  7,513,280
                                                                                   ------------
                           Total Insurance                                         $ 44,112,014
                                                                                   ------------
                           Real Estate - 1.8%
                           Real Estate Management & Development - 0.3%
2,200,000     BB-/Ba3      Forest City Enterprises, 7.625%, 6/1/15                 $  2,216,500
                                                                                   ------------
                           Real Estate Investment Trust- 1.5%
1,100,000     BBB-/Baa3    Colonial Reality LP, 6.15%, 4/15/13                     $  1,083,901
  890,000     B/B1         Crescent Real Estate, 7.5%, 9/15/07                          898,900
  860,000     BBB-/Baa3    Health Care, Inc., 6.0%, 11/15/13                            831,305
3,575,000     BBB-/Baa3    Health Care, Inc., 6.2%, 6/1/16                            3,472,937
  935,000     BBB-/Baa3    Health Care, Inc., 8.0%, 9/12/12                           1,006,292
  775,000     BBB/Baa2     Hospitality Properties Trust, 5.125%, 2/15/15                710,906
1,724,000     BB/Ba2       Host Marriott LP, 6.375%, 3/15/15                          1,620,560
1,815,000     B+/B1        Trustreet Properties Inc., 7.5%, 4/1/15                    1,787,775
  985,000     BB+/Ba2      Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)           985,000
                                                                                   ------------
                                                                                   $ 12,397,576
                                                                                   ------------
                           Total Real Estate                                       $ 14,614,076
                                                                                   ------------
                           Software & Services - 0.4%
                           Data Processing & Outsourced Services - 0.4%
3,000,000     A+/A2        First Data Corp., 4.7%, 11/01/06                        $  2,990,673
                                                                                   ------------
                           Total Software & Services                               $  2,990,673
                                                                                   ------------
                           Technology Hardware & Equipment - 1.1%
                           Communications Equipment - 0.3%
2,395,000     BBB/Baa3     Corning, Inc., 5.9%, 3/15/14                            $  2,367,977
                                                                                   ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount        S&P/Moody's
USD ($)       Ratings                                                                  Value
                           Computer Hardware - 0.8%
5,000,000     A+/A1        International Business Machine, 5.375%, 2/1/09       $  4,979,445
2,000,000     BBB-/Baa3    NCR Corp., 7.125%, 6/15/09                              2,041,656
                                                                                ------------
                                                                                $  7,021,101
                                                                                ------------
                           Total Technology Hardware & Equipment                $  9,389,078
                                                                                ------------
                           Semiconductors - 0.3%
2,195,000     BBB-/Baa3    Chartered Semiconductor, 6.375%, 8/3/15              $  2,095,481
                                                                                ------------
                           Total Semiconductors                                 $  2,095,481
                                                                                ------------
                           Telecommunication Services - 0.2%
                           Integrated Telecommunication Services - 0.2%
1,500,000     A/A3         GTE California Inc., 6.7%, 9/1/09                    $  1,523,587
                                                                                ------------
                           Total Telecommunication Services                     $  1,523,587
                                                                                ------------
                           Utilities - 2.6%
                           Electric Utilities - 1.2%
1,700,000     A/A2         Alabama Power Co., 7.125%, 10/1/07                   $  1,728,250
  711,468     BBB-/Baa3    Crocket Cogeneration, 5.869%, 3/30/25 (144A)              665,258
2,050,000     BBB+/Baa3    Entergy Gulf States, 5.7%, 6/1/15                       1,928,751
3,000,000     A/A2         Georgia Power Co., 4.0%, 1/15/11                        2,795,640
1,555,000     BBB-/Baa3    Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)        1,442,620
1,000,000     BB-/Ba3      MSW Energy Holdings, 7.375%, 9/1/10                     1,000,000
                                                                                ------------
                                                                                $  9,560,519
                                                                                ------------
                           Independent Power Producer & Energy Traders - 0.9%
3,100,000     A/A2         Baltimore Gas & Electric Co., 7.5%, 1/15/07          $  3,126,263
5,000,000     BBB/A3       Duke Energy Corp., 6.25%, 1/15/12                       5,086,095
                                                                                ------------
                                                                                $  8,212,358
                                                                                ------------
                           Multi-Utilities - 0.4%
3,500,000     A-/A1        Wisconsin Electric Power Co., 6.625%, 11/15/06       $  3,510,301
                                                                                ------------
                           Total Utilities                                      $ 21,283,178
                                                                                ------------
                           TOTAL CORPORATE BONDS
                           (Cost $212,044,146)                                  $210,062,048
                                                                                ------------

24   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                                 Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 70.9%
    65,000     AAA/Aaa      Federal Home Loan Bank, 3.875%, 6/14/13             $     58,934
   195,000     AAA/Aaa      Federal Home Loan Bank, 6.0%, 4/15/32                    197,080
 5,658,340     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 10/1/20        5,342,105
14,115,381     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 10/1/20       13,326,496
 9,751,809     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 10/1/35        8,847,051
   419,761     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 11/1/18          397,029
 5,669,060     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 11/1/20        5,352,226
 2,605,352     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 3/1/20         2,459,743
   684,476     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 4/1/35           622,509
 3,103,982     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 5/1/20         2,930,506
 4,807,126     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 8/1/20         4,544,082
10,750,998     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 10/1/35        9,753,536
   787,207     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 11/1/35          714,171
 5,784,724     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 9/1/35         5,248,026
   197,396     AAA/Aaa      Federal Home Loan Mortgage Corp., 4.5%, 9/1/35           179,082
 8,519,230     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.0%, 10/1/20        8,202,190
 2,724,415     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.0%, 6/1/35         2,546,313
   660,470     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.0%, 7/1/35           617,293
 1,536,478     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 11/1/34        1,479,669
 1,754,053     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 11/1/34        1,692,744
 4,851,577     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 11/1/35        4,662,928
 1,716,239     NR/NR        Federal Home Loan Mortgage Corp., 5.5%, 12/1/18        1,690,339
 4,797,743     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 8/1/35         4,611,188
 2,276,874     AAA/Aaa      Federal Home Loan Mortgage Corp., 5.5%, 9/1/33         2,196,564
    73,634     NR/NR        Federal Home Loan Mortgage Corp., 6.0% 3/1/33             72,720
   278,362     NR/NR        Federal Home Loan Mortgage Corp., 6.0%, 1/1/33           274,906
   278,555     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 1/1/34           275,098
   629,395     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 1/1/34           620,949
 1,174,628     NR/NR        Federal Home Loan Mortgage Corp., 6.0%, 12/1/33        1,160,047
   239,344     NR/NR        Federal Home Loan Mortgage Corp., 6.0%, 12/1/33          237,127
   277,858     NR/NR        Federal Home Loan Mortgage Corp., 6.0%, 12/1/33          274,409
   643,790     NR/NR        Federal Home Loan Mortgage Corp., 6.0%, 2/1/33           636,631
   525,536     NR/NR        Federal Home Loan Mortgage Corp., 6.0%, 3/1/33           519,377
 1,864,865     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 3/1/33         1,843,010
 1,090,832     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 4/1/35         1,074,684
   416,821     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 5/1/17           417,638
 4,415,196     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 5/1/34         4,355,948
   780,632     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 5/1/34           770,157
 2,813,277     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 6/1/35         2,771,631
 1,166,831     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 6/1/35         1,149,558
 1,900,137     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 8/1/34         1,874,639

The accompanying notes are an integral part of these financial statements.   25

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount        S&P/Moody's
USD ($)       Ratings                                                                 Value
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
1,401,409     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.0%, 9/1/33      $  1,384,013
   53,702     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 1/1/29            54,283
  526,633     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 10/1/33          533,171
  358,369     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 10/1/33          362,819
   59,672     NR/NR        Federal Home Loan Mortgage Corp., 6.5%, 11/1/33           60,433
2,810,730     AAA/Aaa      Federal Home Loan Mortgage Corp., 6.5%, 3/1/13         2,832,165
  124,855     NR/NR        Federal Home Loan Mortgage Corp., 6.5%, 7/1/32           126,029
    9,970     NR/NR        Federal Home Loan Mortgage Corp., 7.0%, 12/1/30           10,217
    4,424     AAA/Aaa      Federal Home Loan Mortgage Corp., 8.0%, 4/1/08             4,471
      980     NR/NR        Federal Home Loan Mortgage Corp., 8.0%, 9/15/06              979
3,641,305     AAA/Aaa      Federal National Mortgage Association,
                             4.5%, 10/1/35                                        3,301,147
3,318,865     AAA/Aaa      Federal National Mortgage Association,
                             4.5%, 10/1/35                                        3,008,828
6,189,148     AAA/Aaa      Federal National Mortgage Association,
                             4.5%, 11/1/20                                        5,850,232
8,510,489     AAA/Aaa      Federal National Mortgage Association,
                             4.5%, 4/1/19                                         8,054,441
  179,224     AAA/Aaa      Federal National Mortgage Association,
                             4.78%, 12/1/12                                         171,434
3,033,753     AAA/Aaa      Federal National Mortgage Association,
                             5.0%, 10/1/20                                        2,922,716
  239,297     AAA/Aaa      Federal National Mortgage Association,
                             5.0%, 12/1/17                                          230,994
  602,644     AAA/Aaa      Federal National Mortgage Association,
                             5.0%, 2/1/20                                           580,587
  166,215     AAA/Aaa      Federal National Mortgage Association,
                             5.0%, 3/1/33                                           156,126
  124,775     AAA/Aaa      Federal National Mortgage Association,
                             5.0%, 5/1/34                                           117,008
  140,000     AAA/Aaa      Federal National Mortgage Association,
                             5.24%, 8/7/18                                          132,809
7,913,194     AAA/Aaa      Federal National Mortgage Association,
                             5.5%, 12/1/17                                        7,782,226
1,066,215     AAA/Aaa      Federal National Mortgage Association,
                             5.5%, 12/1/18                                        1,048,140
  218,411     AAA/Aaa      Federal National Mortgage Association,
                             5.5%, 2/1/18                                           214,847
1,675,879     AAA/Aaa      Federal National Mortgage Association,
                             5.5%, 3/1/25                                         1,625,941

26   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------

--------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                         Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
 4,920,093     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 3/1/36                              $  4,725,954
   818,443     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 4/1/19                                   804,898
11,797,469     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 4/1/36                                11,331,960
 9,007,204     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 5/1/36                                 8,651,794
 3,995,282     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 5/1/36                                 3,837,635
 3,995,545     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 5/1/36                                 3,837,887
    82,847     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 7/1/23                                    80,660
 2,127,637     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 7/1/33                                 2,052,532
   193,738     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 9/1/17                                   190,531
 3,295,445     AAA/Aaa      Federal National Mortgage Association,
                              5.5%, 9/1/19                                 3,237,421
   855,841     NR/NR        Federal National Mortgage Association,
                              6.0% 2/1/33                                    845,529
     7,517     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 1/1/29                                     7,435
     9,867     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 1/1/29                                    10,004
    27,460     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 1/1/32                                    27,154
   792,679     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 10/1/32                                  783,127
   247,190     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 10/1/34                                  243,785
   223,152     NR/NR        Federal National Mortgage Association,
                              6.0%, 11/1/32                                  220,463
   265,751     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 11/1/33                                  262,380
   162,416     AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 11/1/34                                  160,179
    83,588     NR/NR        Federal National Mortgage Association,
                              6.0%, 2/1/32                                    82,636

The accompanying notes are an integral part of these financial statements.   27

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                         Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   43,502      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 2/1/35                              $     42,902
  119,329      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 2/1/35                                   117,685
   70,002      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 3/1/33                                    69,113
2,193,522      NR/NR        Federal National Mortgage Association,
                              6.0%, 4/1/33                                 2,165,691
2,733,446      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 4/1/35                                 2,698,764
   80,156      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 4/1/36                                    78,906
   72,571      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 5/1/35                                    71,484
1,441,565      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 5/1/35                                 1,419,977
  201,129      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 5/1/35                                   198,117
   74,797      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 5/1/36                                    73,630
  423,173      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 6/1/16                                   424,707
  447,125      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 6/1/35                                   440,429
1,379,855      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 7/1/33                                 1,362,348
1,983,133      NR/NR        Federal National Mortgage Association,
                              6.0%, 7/1/33                                 1,957,971
  236,186      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 7/1/35                                   232,649
   58,435      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 8/1/32                                    57,730
1,960,071      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 8/1/34                                 1,929,506
   13,943      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 9/1/29                                    13,791
    8,743      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 9/1/32                                     8,638
  216,048      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 9/1/34                                   213,072

28   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                         Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  996,202      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 9/1/34                              $    982,481
3,674,355      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 9/1/34                                 3,623,746
  187,912      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 9/1/34                                   185,324
8,622,565      AAA/Aaa      Federal National Mortgage Association,
                              6.0%, 7/1/35                                 8,503,801
   84,065      NR/NR        Federal National Mortgage Association,
                              6.5%, 10/1/31                                   84,832
   38,890      NR/NR        Federal National Mortgage Association,
                              6.5%, 10/1/31                                   39,244
  255,955      NR/NR        Federal National Mortgage Association,
                              6.5%, 10/1/32                                  258,214
   91,577      NR/NR        Federal National Mortgage Association,
                              6.5%, 2/1/32                                    92,413
  167,305      NR/NR        Federal National Mortgage Association,
                              6.5%, 2/1/32                                   168,782
  277,257      NR/NR        Federal National Mortgage Association,
                              6.5%, 3/1/32                                   279,704
   14,835      NR/NR        Federal National Mortgage Association,
                              6.5%, 4/1/31                                    14,971
  104,922      NR/NR        Federal National Mortgage Association,
                              6.5%, 5/1/31                                   105,879
  194,874      NR/NR        Federal National Mortgage Association,
                              6.5%, 6/1/31                                   196,714
   73,162      AAA/Aaa      Federal National Mortgage Association,
                              6.5%, 7/1/29                                    73,912
   35,029      AAA/Aaa      Federal National Mortgage Association,
                              6.5%, 7/1/34                                    35,234
   87,734      NR/NR        Federal National Mortgage Association,
                              6.5%, 8/1/31                                    88,534
   96,787      NR/NR        Federal National Mortgage Association,
                              6.5%, 9/1/31                                    97,670
  139,026      NR/NR        Federal National Mortgage Association,
                              7.0%, 1/1/32                                   142,448
   39,627      NR/NR        Federal National Mortgage Association,
                              7.0%, 10/25/07                                  39,726
   10,399      NR/NR        Federal National Mortgage Association,
                              7.0%, 12/1/30                                   10,660

The accompanying notes are an integral part of these financial statements.   29

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount       S&P/Moody's
USD ($)      Ratings                                                         Value
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
 34,157      NR/NR        Federal National Mortgage Association,
                            7.0%, 12/1/30                             $     35,015
170,971      NR/NR        Federal National Mortgage Association,
                            7.0%, 12/1/31                                  175,179
 13,217      AAA/Aaa      Federal National Mortgage Association,
                            7.0%, 3/1/12                                    13,460
 68,201      NR/NR        Federal National Mortgage Association,
                            7.0%, 4/1/31                                    69,914
 43,118      NR/NR        Federal National Mortgage Association,
                            7.0%, 7/1/22                                    44,310
112,248      NR/NR        Federal National Mortgage Association,
                            7.0%, 8/1/31                                   115,011
 60,253      NR/NR        Federal National Mortgage Association,
                            7.0%, 9/1/31                                    61,736
  4,519      NR/NR        Federal National Mortgage Association,
                            7.5%, 4/1/30                                     4,682
  9,536      NR/NR        Federal National Mortgage Association,
                            7.5%, 8/1/20                                     9,909
  3,655      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 1/1/31                                     3,857
  2,870      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 10/1/30                                    3,029
 11,828      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 2/1/29                                    12,500
  2,883      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 2/1/30                                     3,046
  1,782      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 2/1/30                                     1,883
 45,271      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 3/1/31                                    47,832
  7,854      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 4/1/20                                     8,291
  3,308      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 4/1/30                                     3,491
  2,084      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 5/1/31                                     2,199
  2,124      AAA/Aaa      Federal National Mortgage Association,
                            8.0%, 7/1/30                                     2,241
 13,678      NR/NR        Federal National Mortgage Association,
                            10.3%, 4/25/19                                  14,358

30   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                               Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
    7,751      NR/NR        Federal National Mortgage Association,
                              10.3%, 4/25/19                                  $      8,889
2,226,315      AAA/Aaa      Government National Mortgage Association II,
                              4.5%, 1/20/35                                      2,021,608
  878,862      AAA/Aaa      Government National Mortgage Association II,
                              4.5%, 12/20/34                                       798,794
  196,669      AAA/Aaa      Government National Mortgage Association II,
                              5.5%, 11/20/34                                       189,996
  322,566      NR/NR        Government National Mortgage Association II,
                              5.5%, 2/20/34                                        311,621
1,877,967      AAA/Aaa      Government National Mortgage Association II,
                              5.5%, 3/20/34                                      1,814,242
6,677,381      AAA/Aaa      Government National Mortgage Association II,
                              6.0%, 11/20/33                                     6,616,076
  221,543      NR/NR        Government National Mortgage Association II,
                              7.0%, 1/20/29                                        227,102
  183,899      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 1/15/35                                        168,885
1,358,872      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 10/15/33                                     1,250,052
1,366,410      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 10/15/33                                     1,256,986
2,054,543      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 10/15/35                                     1,886,812
  129,688      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 2/15/34                                        119,210
  200,231      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 3/15/35                                        183,885
  647,980      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 3/15/35                                        595,079
1,835,012      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 4/15/35                                      1,685,203
  685,738      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 4/15/35                                        629,755
  304,269      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 4/15/35                                        279,429
  218,323      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 5/15/34                                        200,684
   42,576      AAA/Aaa      Government National Mortgage Association,
                              4.5%, 6/15/34                                         39,136

The accompanying notes are an integral part of these financial statements.   31

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                            Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   472,464     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 7/15/33                                $    434,628
   418,332     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 8/15/33                                     384,832
 2,196,074     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 8/15/33                                   2,020,210
 1,633,626     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 8/15/33                                   1,502,804
 1,058,634     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 9/15/33                                     973,858
 1,662,908     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 9/15/33                                   1,529,740
   385,661     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 9/15/35                                     354,176
 1,988,824     AAA/Aaa      Government National Mortgage Association,
                              4.5%, 9/15/35                                   1,826,458
 1,629,385     AAA/Aaa      Government National Mortgage Association,
                              5.0%, 4/15/34                                   1,543,917
 1,797,597     AAA/Aaa      Government National Mortgage Association,
                              5.0%, 4/15/35                                   1,701,823
   880,651     AAA/Aaa      Government National Mortgage Association,
                              5.0%, 7/15/19                                     855,064
    15,557     AAA/Aaa      Government National Mortgage Association,
                              5.0%, 7/15/19                                      15,105
 1,565,159     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 1/15/35                                   1,517,789
16,409,241     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 1/15/36                                  15,907,946
   366,452     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 10/15/17                                    362,389
   205,291     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 10/15/33                                    199,235
   994,781     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 10/15/34                                    965,064
   947,251     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 10/15/35                                    918,582
   957,171     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 10/15/35                                    928,202
 1,918,585     AAA/Aaa      Government National Mortgage Association,
                              5.5%, 10/15/35                                  1,860,519

32   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                            Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  639,310      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 11/15/18                               $    632,042
1,950,260      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 11/15/34                                  1,891,999
  196,120      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 12/15/18                                    193,890
   41,021      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 12/15/34                                     39,796
2,721,349      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 2/15/35                                   2,638,987
1,572,358      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 2/15/35                                   1,524,771
   16,145      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 4/15/19                                      15,958
1,665,827      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 4/20/34                                   1,609,300
1,688,675      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 5/15/35                                   1,637,567
2,491,568      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 6/15/35                                   2,416,160
2,696,327      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 7/15/34                                   2,615,778
9,200,154      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 7/15/35                                   8,921,709
9,443,589      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 7/15/35                                   9,157,777
1,889,847      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 8/15/19                                   1,867,907
2,158,865      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 8/15/19                                   2,133,802
  156,235      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 8/15/33                                     151,626
9,114,183      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 8/15/35                                   8,838,340
1,756,754      AAA/Aaa      Government National Mortgage Association,
                              5.5%, 9/15/33                                   1,704,927
  384,213      NR/NR        Government National Mortgage Association,
                              6.0%, 1/15/33                                     381,646
  927,878      NR/NR        Government National Mortgage Association,
                              6.0%, 1/15/33                                     921,820

The accompanying notes are an integral part of these financial statements.   33

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                            Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  300,674      NR/NR        Government National Mortgage Association,
                              6.0%, 10/15/32                               $    298,707
  468,555      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 10/15/33                                    465,424
1,000,301      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 10/15/34                                    993,374
  137,869      NR/NR        Government National Mortgage Association,
                              6.0%, 11/15/32                                    136,967
1,239,944      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 11/15/34                                  1,231,357
  235,327      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 2/15/33                                     233,754
   16,751      NR/NR        Government National Mortgage Association,
                              6.0%, 3/15/32                                      16,641
  492,420      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 3/15/33                                     489,130
  397,585      NR/NR        Government National Mortgage Association,
                              6.0%, 3/15/33                                     394,928
  655,418      NR/NR        Government National Mortgage Association,
                              6.0%, 3/15/33                                     651,039
1,541,107      Aaa/AAA      Government National Mortgage Association,
                              6.0%, 3/15/33                                   1,530,811
  806,103      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 3/15/33                                     800,844
1,020,901      NR/NR        Government National Mortgage Association,
                              6.0%, 3/15/33                                   1,014,250
    5,232      NR/NR        Government National Mortgage Association,
                              6.0%, 4/15/14                                       5,269
  487,110      NR/NR        Government National Mortgage Association,
                              6.0%, 4/15/33                                     483,855
  630,471      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 5/15/17                                     635,350
  904,112      NR/NR        Government National Mortgage Association,
                              6.0%, 5/15/33                                     898,072
  119,019      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 6/15/17                                     119,940
   87,961      AAA/NR       Government National Mortgage Association,
                              6.0%, 6/15/33                                      87,374
  689,562      NR/NR        Government National Mortgage Association,
                              6.0%, 7/15/33                                     653,267

34   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                            Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   15,997      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 8/15/13                                $     16,084
   66,988      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 8/15/32                                      66,575
  967,383      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 9/15/19                                     974,771
  262,929      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 9/15/32                                     261,208
   34,549      NR/NR        Government National Mortgage Association,
                              6.0%, 9/15/32                                      34,323
  401,263      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 9/15/34                                     398,484
4,608,479      AAA/Aaa      Government National Mortgage Association,
                              6.0%, 9/15/35                                   4,572,502
   82,746      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/29                                      84,008
  730,571      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/32                                     740,310
3,304,595      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/33                                   3,351,453
   34,329      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/33                                      34,794
  128,760      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/34                                     130,408
  182,287      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/34                                     184,620
   50,964      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 1/15/35                                      51,611
  216,875      NR/NR        Government National Mortgage Association,
                              6.5%, 10/15/31                                    219,882
  757,197      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 10/15/31                                    767,692
   49,923      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 10/15/31                                     50,615
  832,751      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 10/15/32                                    843,852
   11,772      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 10/15/33                                     11,926
   41,134      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 11/15/31                                     41,704

The accompanying notes are an integral part of these financial statements.   35

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                            Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
  495,233      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 11/15/32                               $    502,196
2,991,647      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 12/15/32                                  3,032,710
   12,634      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 2/15/29                                      12,826
   49,302      NR/NR        Government National Mortgage Association,
                              6.5%, 2/15/29                                      50,054
  281,230      NR/NR        Government National Mortgage Association,
                              6.5%, 2/15/32                                     284,979
  427,580      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 2/15/34                                     433,054
   99,976      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 3/15/29                                     101,501
  345,795      NR/NR        Government National Mortgage Association,
                              6.5%, 3/15/29                                     351,071
   74,573      NR/NR        Government National Mortgage Association,
                              6.5%, 3/15/29                                      75,711
   90,091      NR/NR        Government National Mortgage Association,
                              6.5%, 3/15/31                                      91,340
  119,300      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 3/15/32                                     120,891
  798,859      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 3/15/35                                     809,001
  654,625      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 4/15/31                                     663,698
   29,846      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 4/15/32                                      30,244
  137,596      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 4/15/35                                     139,343
      714      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 5/15/26                                         725
  496,602      NR/NR        Government National Mortgage Association,
                              6.5%, 5/15/29                                     504,263
  171,431      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 5/15/31                                     173,841
  150,085      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 5/15/31                                     152,207
   70,180      NR/NR        Government National Mortgage Association,
                              6.5%, 5/15/32                                      71,115

36   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                            Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   19,261      NR/NR        Government National Mortgage Association,
                              6.5%, 6/15/31                                $     19,528
4,440,519      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 6/15/31                                   4,503,305
  144,461      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 6/15/32                                     146,387
  841,034      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 6/15/34                                     851,800
  115,970      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 6/15/35                                     117,442
1,667,206      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 7/15/32                                   1,689,430
  333,627      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 7/15/32                                     338,075
  530,401      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 7/15/35                                     537,134
2,187,512      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 7/15/35                                   2,215,284
   65,813      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 8/15/11                                      66,651
  262,034      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 8/15/31                                     265,666
  223,199      NR/NR        Government National Mortgage Association,
                              6.5%, 8/15/32                                     226,175
   37,916      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 8/15/32                                      38,422
  207,547      NR/NR        Government National Mortgage Association,
                              6.5%, 9/15/32                                     210,314
   58,929      AAA/Aaa      Government National Mortgage Association,
                              6.5%, 9/15/34                                      59,684
  128,009      AAA/Aaa      Government National Mortgage Association,
                              7.0%, 9/15/11                                     131,188
   39,798      NR/NR        Government National Mortgage Association,
                              7.0%, 12/15/13                                     41,041
  263,942      NR/NR        Government National Mortgage Association,
                              7.0%, 11/15/28                                    272,422
  108,679      NR/NR        Government National Mortgage Association,
                              7.0%, 11/15/28                                    112,170
   10,321      AAA/Aaa      Government National Mortgage Association,
                              7.0%, 4/15/28                                      10,649

The accompanying notes are an integral part of these financial statements.   37

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount       S&P/Moody's
USD ($)      Ratings                                                            Value
                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
 10,102      NR/NR        Government National Mortgage Association,
                            7.0%, 8/15/28                                $     10,423
 93,528      NR/NR        Government National Mortgage Association,
                            7.0%, 4/15/29                                      96,517
 64,891      NR/NR        Government National Mortgage Association,
                            7.0%, 2/15/30                                      66,966
 15,876      NR/NR        Government National Mortgage Association,
                            7.0%, 12/15/30                                     16,383
954,439      AAA/Aaa      Government National Mortgage Association,
                            7.0%, 8/15/31                                     984,728
195,725      NR/NR        Government National Mortgage Association,
                            7.0%, 6/15/31                                     201,982
 80,465      NR/NR        Government National Mortgage Association,
                            7.0%, 6/15/31                                      83,018
 28,986      NR/NR        Government National Mortgage Association,
                            7.0%, 4/15/31                                      29,905
372,158      AAA/Aaa      Government National Mortgage Association,
                            7.0%, 5/15/32                                     383,910
 66,986      AAA/Aaa      Government National Mortgage Association,
                            7.5%, 8/15/11                                      69,179
 14,498      NR/Aaa       Government National Mortgage Association,
                            7.5%, 2/15/26                                      15,183
 67,755      NR/NR        Government National Mortgage Association,
                            7.5%, 8/15/29                                      70,863
  4,120      NR/NR        Government National Mortgage Association,
                            7.75%, 11/15/29                                     4,345
 10,504      AAA/Aaa      Government National Mortgage Association,
                            7.75%, 2/15/30                                     11,070
188,626      NR/NR        Government National Mortgage Association,
                            7.5%, 12/15/31                                    197,143
 18,569      NR/NR        Government National Mortgage Association,
                            7.5%, 2/15/31                                      19,407
 39,321      AAA/Aaa      Government National Mortgage Association,
                            8.0%, 5/15/10                                      40,735
  4,095      NR/NR        Government National Mortgage Association,
                            9.5%, 5/15/20                                       4,483
  2,219      NR/NR        Government National Mortgage Association,
                            10.0%, 1/15/06                                      2,419
  2,519      NR/NR        Government National Mortgage Association,
                            10.0%, 1/15/18                                      2,746

38   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                                Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
   520,057     NR/NR        Government National Mortgage Association, I,
                              6.0%, 2/15/29                                      $  517,165
    55,698     NR/NR        Government National Mortgage Association, I,
                              7.0%, 12/15/30                                         57,479
    36,941     NR/NR        Government National Mortgage Association, I,
                              7.0%, 3/15/31                                          38,114
    19,118     NR/NR        Government National Mortgage Association, I,
                              7.5%, 10/15/29                                         19,995
   871,860     AAA/Aaa      Government National Mortgage Association, II,
                              5.5%, 10/20/19                                        859,017
    11,935     NR/NR        Government National Mortgage Association, II,
                              6.5%, 2/20/29                                          12,072
     5,894     NR/NR        Government National Mortgage Association, II,
                              6.5%, 3/20/29                                           5,962
   170,786     AAA/Aaa      Government National Mortgage Association, II,
                              6.5%, 4/20/29                                         172,752
   381,880     AAA/Aaa      Government National Mortgage Association, II,
                              7.0%, 11/20/28                                        391,368
    13,968     NR/NR        Government National Mortgage Association, II,
                              7.0%, 12/20/30                                         14,319
   135,000     AAA/Aaa      U.S. Treasury Bonds, 3.125%, 10/15/08                   129,168
 4,600,000     AAA/Aaa      U.S. Treasury Bonds, 4.0%, 2/15/14                    4,273,326
43,200,000     AAA/Aaa      U.S. Treasury Bonds, 4.25%, 11/15/13                 40,881,370
    35,000     AAA/Aaa      U.S. Treasury Bonds, 4.25%, 8/15/13                      33,206
 4,815,000     AAA/Aaa      U.S. Treasury Bonds, 5.25%, 11/15/28                  4,792,427
43,900,000     AAA/Aaa      U.S. Treasury Bonds, 6.25%, 8/15/23                  48,416,915
   135,000     AAA/Aaa      U.S. Treasury Bonds, 7.125%, 2/15/23                    161,515
 1,000,000     AAA/Aaa      U.S. Treasury Bonds, 8.0%, 11/15/21                   1,278,906
27,506,864     AAA/Aaa      U.S. Treasury Inflation Notes, 1.875%, 7/15/15       26,100,355
 4,567,230     AAA/Aaa      U.S. Treasury Inflation Notes, 2.0%, 1/15/16          4,361,526
 1,456,481     AAA/Aaa      U.S. Treasury Inflation Notes, 3.0%, 7/15/12          1,499,835
 4,942,563     AAA/Aaa      U.S. Treasury Inflation Protected Security,
                              2.375%, 4/15/11                                     4,923,065
 2,042,064     AAA/Aaa      U.S. Treasury Inflation Protected Security,
                              3.375%, 1/15/12                                     2,139,062
     2,315     AAA/Aaa      U.S. Treasury Inflation Protected Security,
                              3.5%, 1/15/11                                           2,421
 2,000,000     AAA/Aaa      U.S. Treasury Note 3.625%, 1/15/10                    1,904,218
26,000,000     AAA/Aaa      U.S. Treasury Notes, 3.625%, 6/15/10                 24,646,180
 9,925,000     AAA/Aaa      U.S. Treasury Notes, 4.0%, 2/15/15                    9,145,729
 1,470,000     AAA/Aaa      U.S. Treasury Notes, 4.25%, 11/15/14                  1,382,489

The accompanying notes are an integral part of these financial statements.   39

Pioneer Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/06                                    (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                                  Value
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
 2,700,000     AAA/Aaa      U.S. Treasury Notes, 4.875%, 2/15/12                 $  2,670,467
 6,560,000     AAA/Aaa      U.S. Treasury Notes, 5.5%, 8/15/28                      6,739,888
   105,000     AAA/Aaa      U.S. Treasury Notes, 6.0%, 8/15/09                        107,621
   135,000     AAA/Aaa      U.S. Treasury Notes, 7.0%, 7/15/06                        135,053
12,800,000     AAA/Aaa      U.S. Treasury Notes, 7.5%, 11/15/16                    15,139,994
11,000,000     AAA/Aaa      U.S. Treasury Strip, 0.0%, 11/15/13                     7,568,781
 4,550,000     AAA/Aaa      U.S. Treasury Strip, 0.0%, 2/15/11                      3,612,609
                                                                                 ------------
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS             $582,451,768
                                                                                 ------------
                            (Cost $537,474,937)                                  $582,451,768
                                                                                 ------------
                            MUNICIPAL BONDS - 0.1%
   500,000     AAA/NR       Tobacco Settlement Authority Iowa, 6.79%, 6/1/10     $    510,980
                                                                                 ------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $500,000)                                      $    510,980
                                                                                 ------------
                            TOTAL INVESTMENTS IN SECURITIES - 99.3%
                            (Cost: $833,213,045) (a)                             $816,051,480
                                                                                 ------------
                            OTHER ASSETS AND LIABILITIES - 0.7%                  $  5,880,491
                                                                                 ------------
                            TOTAL NET ASSETS - 100.0%                            $821,931,971
                                                                                 ============

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2006, the value of these securities amounted to $28,114,532 or 3.4% of total net assets.

(a) At June 30, 2006 the net unrealized loss on investments based on cost for federal income tax purposes of $834,928,671 was as follows:

           Aggregate gross unrealized gain for all investments in which there
           is an excess of value over tax cost.                                  $  5,617,251

           Aggregate gross unrealized loss for all investments in which there
           is an excess of tax cost over value.                                   (24,494,442)
                                                                                 ------------
           Net Unrealized loss                                                   $(18,877,191)
                                                                                 ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2006 were as follows:

                                         Purchases           Sales
        Long-term US Government        $390,997,088      $275,510,382
        Other Long-term Securities       41,950,259       155,638,955

40   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/06
-----------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $833,213,045)            $816,051,480
  Cash                                                         155,041
  Receivables -
    Fund shares sold                                         2,077,097
    Interest                                                 7,749,291
    Due from Pioneer Investment Management, Inc.                72,135
  Other                                                          2,158
                                                          ------------
    Total assets                                          $826,107,202
                                                          ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                               $  2,036,877
    Dividends                                                1,751,267
  Due to affiliates                                            173,027
  Accrued expenses                                             214,060
                                                          ------------
    Total liabilities                                     $  4,175,231
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $843,536,462
  Undistributed net investment income                        1,208,440
  Accumulated net realized loss on investments              (5,651,366)
  Net unrealized loss on investments                       (17,161,565)
                                                          ------------
    Total net assets                                      $821,931,971
                                                          ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $208,454,106/23,444,924 shares)       $       8.89
                                                          ============
  Class B (based on $49,551,789/5,599,573 shares)         $       8.85
                                                          ============
  Class C (based on $35,942,088/4,078,983 shares)         $       8.81
                                                          ============
  Investor Class (based on $3,461,993/389,245 shares)     $       8.89
                                                          ============
  Class R (based on $3,041,786/338,348 shares)            $       8.99
                                                          ============
  Class Y (based on $521,480,209/59,064,434 shares)       $       8.83
                                                          ============
MAXIMUM OFFERING PRICE:
  Class A ($8.89 [divided by] 95.5%)                      $       9.31
                                                          ============

The accompanying notes are an integral part of these financial statements.   41

Pioneer Bond Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended 6/30/06
-----------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                       $35,567,917
  Income from securities loaned, net                  10,651
                                                 -----------
     Total investment income                                        $  35,578,568
                                                                    -------------
EXPENSES:
  Management fees                                $ 3,675,428
  Transfer agent fees and expenses
    Class A                                          567,345
    Class B                                          223,775
    Class C                                          119,410
    Investor Class                                    13,880
    Class R                                            8,707
    Class Y                                           13,568
  Distribution fees
    Class A                                          518,783
    Class B                                          548,068
    Class C                                          390,721
    Class R                                           11,277
  Administrative reimbursements                      136,017
  Custodian fees                                      33,542
  Registration fees                                  176,298
  Professional fees                                  102,475
  Printing expense                                    58,859
  Fees and expenses of nonaffiliated trustees         19,952
  Miscellaneous                                       38,839
                                                 -----------
     Total expenses                                                 $   6,656,944
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                       (280,911)
                                                                    -------------
     Net expenses                                                   $   6,376,033
                                                                    -------------
       Net investment income                                        $  29,202,535
                                                                    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                  $   1,169,174
                                                                    -------------
  Change in net unrealized loss on investments                      $ (38,038,794)
                                                                    -------------
    Net loss on investments                                         $ (36,869,620)
                                                                    -------------
    Net decrease in net assets resulting
     from operations                                                $  (7,667,085)
                                                                    =============


42   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Years Ended 6/30/06 and 6/30/05, respectively

                                                           Year Ended          Year Ended
                                                             6/30/06             6/30/05
FROM OPERATIONS:
Net investment income                                    $   29,202,535      $  10,838,294
Net realized gain on investments                              1,169,174          5,924,830
Change in net unrealized gain (loss) on investments         (38,038,794)         2,758,062
                                                         --------------      -------------
    Net decrease (increase) in net assets resulting
     from operations                                     $   (7,667,085)     $  19,521,186
                                                         --------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.39 and $0.47 per share, respectively)    $   (8,907,383)     $  (8,304,200)
    Class B ($0.31 and $0.38 per share, respectively)        (1,880,932)        (2,287,184)
    Class C ($0.32 and $0.39 per share, respectively)        (1,376,068)        (1,299,699)
    Investor Class ($0.42 and $0.26 per
     share, respectively)                                      (181,120)          (178,964)
    Class R ($0.38 and $0.44 per share, respectively)           (91,235)           (40,890)
    Class Y ($0.43 and $0.51 per share, respectively)       (19,988,313)          (778,239)
                                                         --------------      -------------
     Total distributions to shareowners                  $  (32,425,051)     $ (12,889,176)
                                                         --------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  261,100,711      $ 108,065,548
Shares issued in reorganization                             582,614,812          9,260,087
Reinvestment of distributions                                15,956,166         10,153,547
Cost of shares repurchased                                 (297,471,664)       (93,990,071)
                                                         --------------      -------------
    Net increase in net assets resulting from fund
     share transactions                                  $  562,200,025      $  33,489,111
                                                         --------------      -------------
    Net increase in net assets                           $  522,107,889      $  40,121,121
NET ASSETS:
Beginning of year                                           299,824,082        259,702,961
                                                         --------------      -------------
End of year (including undistributed net
  investment income of $1,208,440 and $194,187,
  respectively)                                          $  821,931,971      $ 299,824,082
                                                         ==============      =============

The accompanying notes are an integral part of these financial statements.   43

Pioneer Bond Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                     '06 Shares     '06 Amounts      '05 Shares       '05 Amounts
CLASS A
Shares sold                           7,982,595    $  72,834,785      4,629,687      $  43,254,133
Shares issued in reorganization       4,818,649       44,668,880              -                  -
Reinvestment of distributions           821,518        7,480,071        744,375          6,960,699
Less shares repurchased              (8,698,451)     (79,149,510)    (4,329,910)       (40,459,474)
                                     ----------    -------------     ----------      -------------
    Net increase                      4,924,311    $  45,834,226      1,044,152      $   9,755,358
                                    ===========    =============     ==========      =============
CLASS B
Shares sold                           2,005,535    $  18,264,422      2,072,692      $  19,272,139
Shares issued in reorganization         615,934        5,678,911              -                  -
Reinvestment of distributions           154,981        1,406,793        182,582          1,699,954
Less shares repurchased              (3,250,901)     (29,489,973)    (2,499,953)       (23,264,769)
                                     ----------    -------------     ----------      -------------
    Net decrease                       (474,451)   $  (4,139,847)      (244,679)     $  (2,292,676)
                                    ===========    =============     ==========      =============
CLASS C
Shares sold                           1,905,832    $  17,283,129      2,724,251      $  25,177,847
Reinvestment of distributions           115,414        1,044,467        105,060            974,901
Less shares repurchased              (2,463,706)     (22,284,483)    (1,330,493)       (12,355,814)
                                     ----------    -------------     ----------      -------------
    Net increase (decrease)            (442,460)   $  (3,956,887)     1,498,818      $  13,796,934
                                    ===========    =============     ==========      =============
INVESTOR CLASS
Shares sold                                   -    $           -              -      $           -
Shares issued in
  reorganization                              -                -        985,115          9,260,087
Reinvestment of distributions            17,950          163,852         13,153            123,059
Less shares repurchased                (106,887)        (976,139)      (520,086)        (5,057,239)
                                     ----------    -------------     ----------      -------------
    Net increase (decrease)             (88,937)   $    (812,287)       478,182      $   4,325,907
                                    ===========    =============     ==========      =============
CLASS R
Shares sold                             288,594    $   2,667,309        119,514      $   1,130,666
Reinvestment of distributions             5,418           49,620            819              7,734
Less shares repurchased                 (88,228)        (812,829)       (24,978)          (236,438)
                                     ----------    -------------     ----------      -------------
    Net increase                        205,784    $   1,904,100         95,355      $     901,962
                                    ===========    =============     ==========      =============
CLASS Y
Shares sold                          16,586,060    $ 150,051,066      2,069,705      $  19,230,763
Shares issued in reorganization      57,855,111      532,267,021              -                  -
Reinvestment of distributions           645,641        5,811,363         41,689            387,200
Less shares repurchased             (18,275,250)    (164,758,730)    (1,351,154)       (12,616,337)
                                    -----------    -------------     ----------      -------------
    Net increase                     56,811,562    $ 523,370,720        760,240      $   7,001,626
                                    ===========    =============     ==========      =============

44   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                                       6/30/06      6/30/05     6/30/04      6/30/03    6/30/02 (a)
CLASS A
Net asset value, beginning of period                                   $  9.40     $   9.18    $   9.41     $   8.89     $   8.78
                                                                       -------     --------    --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.35     $   0.40    $   0.41     $   0.45     $   0.52
 Net realized and unrealized gain (loss) on investments                  (0.47)        0.29       (0.14)        0.53         0.13
                                                                       -------     --------    --------     --------     --------
  Net increase (decrease) from investment operations                   $ (0.12)    $   0.69    $   0.27     $   0.98     $   0.65
Distributions to shareowners:
 Net investment income                                                   (0.39)       (0.47)      (0.50)       (0.46)       (0.54)
                                                                       -------     --------    --------     --------     --------
Net increase (decrease) in net asset value                             $ (0.51)    $   0.22    $  (0.23)    $   0.52     $   0.11
                                                                       -------     --------    --------     --------     --------
Net asset value, end of period                                         $  8.89     $   9.40    $   9.18     $   9.41     $   8.89
                                                                       =======     ========    ========     ========     ========
Total return*                                                            (1.25)%       7.64%       2.98%       11.38%        7.58%
Ratio of net expenses to average net assets+                              1.00%        1.05%       1.14%        1.20%        1.16%
Ratio of net investment income to average net assets+                     3.91%        4.27%       4.42%        5.02%        5.79%
Portfolio turnover rate                                                     60%          49%         63%          48%          59%
Net assets, end of period (in thousands)                               $208,454    $174,055    $160,421     $183,338     $143,713
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.11%        1.18%       1.14%        1.20%        1.16%
 Net investment income                                                    3.80%        4.14%       4.42%        5.02%        5.79%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.00%        1.05%       1.14%        1.20%        1.16%
 Net investment income                                                    3.91%        4.27%       4.42%        5.02%        5.79%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                                       6/30/06      6/30/05     6/30/04      6/30/03    6/30/02 (a)
CLASS B
Net asset value, beginning of period                                   $  9.36     $  9.14     $  9.37      $  8.87      $  8.77
                                                                       -------     -------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.27     $  0.32     $  0.33      $  0.37      $  0.44
 Net realized and unrealized gain (loss) on investments                  (0.47)       0.28       (0.14)        0.53         0.14
                                                                       -------     -------     -------      -------      -------
  Net increase (decrease) from investment operations                   $ (0.20)    $  0.60     $  0.19      $  0.90      $  0.58
Distributions to shareowners:
 Net investment income                                                   (0.31)      (0.38)      (0.42)       (0.40)       (0.48)
                                                                       -------     -------     -------      -------      -------
Net increase (decrease) in net asset value                             $ (0.51)    $  0.22     $ (0.23)     $  0.50      $  0.10
                                                                       -------     -------     -------      -------      -------
Net asset value, end of period                                         $  8.85     $  9.36     $  9.14      $  9.37      $  8.87
                                                                       =======     =======     =======      =======      =======
Total return*                                                            (2.14)%      6.72%       2.04%       10.44%        6.78%
Ratio of net expenses to average net assets+                              1.90%       1.95%       1.98%        2.02%        1.95%
Ratio of net investment income to average net assets+                     3.06%       3.39%       3.55%        4.22%        5.02%
Portfolio turnover rate                                                     60%         49%         63%          48%          59%
Net assets, end of period (in thousands)                               $49,552     $56,828     $57,774      $77,367      $59,729
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.99%       2.02%       1.98%        2.02%        1.95%
 Net investment income                                                    2.97%       3.32%       3.55%        4.22%        5.02%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.90%       1.95%       1.98%        2.02%        1.95%
 Net investment income                                                    3.06%       3.39%       3.55%        4.22%        5.02%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                                       6/30/06      6/30/05     6/30/04      6/30/03    6/30/02 (a)
CLASS C
Net asset value, beginning of period                                   $  9.32     $  9.11     $  9.31      $  8.83      $  8.73
                                                                       -------     -------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.28     $  0.32     $  0.33      $  0.37      $  0.44
 Net realized and unrealized gain (loss) on investments                  (0.47)       0.28       (0.14)        0.51         0.12
                                                                       -------     -------     -------      -------      -------
  Net increase (decrease) from investment operations                   $ (0.19)    $  0.60     $  0.19      $  0.88      $  0.56
Distributions to shareowners:
 Net investment income                                                   (0.32)      (0.39)      (0.39)       (0.40)       (0.46)
                                                                       -------     -------     -------      -------      -------
Net increase (decrease) in net asset value                             $ (0.51)    $  0.21     $ (0.20)     $  0.48      $  0.10
                                                                       -------     -------     -------      -------      -------
Net asset value, end of period                                         $  8.81     $  9.32     $  9.11      $  9.31      $  8.83
                                                                       =======     =======     =======      =======      =======
Total return*                                                            (2.08)%      6.68%       2.11%       10.28%        6.55%
Ratio of net expenses to average net assets+                              1.89%       1.92%       1.97%        2.16%        2.14%
Ratio of net investment income to average net assets+                     3.07%       3.24%       3.59%        4.05%        4.78%
Portfolio turnover rate                                                     60%         49%         63%          48%          59%
Net assets, end of period (in thousands)                               $35,942     $42,160     $27,545      $29,777      $18,067
Ratios with no assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.89%       1.92%       1.97%        2.16%        2.15%
 Net investment income                                                    3.07%       3.24%       3.59%        4.05%        4.77%
Ratios with assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.89%       1.91%       1.97%        2.16%        2.15%
 Net investment income                                                    3.07%       3.25%       3.59%        4.05%        4.77%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------

                                                           Year Ended    12/10/04 (b)
                                                            6/30/06       to 6/30/05
INVESTOR CLASS
Net asset value, beginning of period                        $  9.40        $  9.40
                                                            -------        -------
Increase (decrease) from investment operations:
  Net investment income                                     $  0.38        $  0.22
  Net realized and unrealized gain (loss)
   on investments                                             (0.47)          0.04
                                                            -------        -------
   Net increase (decrease) from investment operations       $ (0.09)       $  0.26
Distributions to shareowners:
  Net investment income                                       (0.42)         (0.26)
                                                            -------        -------
Net decrease in net asset value                             $ (0.51)       $  0.00
                                                            -------        -------
Net asset value, end of period                              $  8.89        $  9.40
                                                            =======        =======
Total return*                                                 (0.98)%         2.84%(a)
Ratio of net expenses to average net assets+                   0.74%          0.74%**
Ratio of net investment income to average
  net assets+                                                  4.24%          4.43%**
Portfolio turnover rate                                          60%            49%(a)
Net assets, end of period (in thousands)                    $ 3,462        $ 4,496
Ratios with no assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                 0.94%          0.89%**
  Net investment income                                        4.04%          4.28%**
Ratios with assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                 0.74%          0.74%**
  Net investment income                                        4.24%          4.43%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(a)  Not annualized.
(b)  Investor class commenced operations on December 11, 2004.

48   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
--------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------

                                                                 Year Ended  Year Ended  Year Ended     4/1/03 (a)
                                                                  6/30/06      6/30/05     6/30/04      to 6/30/03
CLASS R
Net asset value, beginning of period                              $  9.50     $  9.28     $  9.50       $   9.19
                                                                  -------     -------     -------       --------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.34     $  0.36     $  0.47       $   0.10
 Net realized and unrealized gain (loss) on investments             (0.47)       0.30       (0.17)          0.32
                                                                  -------     -------     -------       --------
  Net increase (decrease) from investment operations              $ (0.13)    $  0.66     $  0.30       $   0.42
Distributions to shareowners:
 Net investment income                                              (0.38)      (0.44)      (0.52)         (0.11)
                                                                  -------     -------     -------       --------
Net increase (decrease) in net asset value                        $ (0.51)    $  0.22     $ (0.22)      $   0.31
                                                                  -------     -------     -------       --------
Net asset value, end of period                                    $  8.99     $  9.50     $  9.28       $   9.50
                                                                  =======     =======     =======       ========
Total return*                                                       (1.43)%      7.27%       3.20%          4.55%(b)
Ratio of net expenses to average net assets+                         1.25%       1.31%       1.32%          1.42%**
Ratio of net investment income to average net assets+                3.50%       3.77%       4.71%          4.13%**
Portfolio turnover rate                                                60%         49%         63%            48%(b)
Net assets, end of period (in thousands)                          $ 3,042     $ 1,259     $   345       $      1
Ratios with no assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        1.46%       1.43%       1.32%          1.42%**
 Net investment income                                               3.29%       3.65%       4.71%          4.13%**
Ratios with assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                        1.25%       1.31%       1.32%          1.42%**
 Net investment income                                               3.50%       3.77%       4.71%          4.13%**

(a)  Class R shares were first publicly offered on April 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.
(b)  Not annualized.

Pioneer Bond Fund
--------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------

                                                                                                                  9/20/01 (a)
                                                               Year Ended   Year Ended  Year Ended   Year Ended        to
                                                                 6/30/06      6/30/05     6/30/04      6/30/03    6/30/02 (b)
CLASS Y
Net asset value, beginning of period                            $  9.33      $  9.12     $  9.35      $  8.87      $   8.85
                                                                -------      -------     -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.39      $  0.44     $  0.46      $  0.51      $   0.43
 Net realized and unrealized gain (loss) on investments           (0.46)        0.28       (0.14)        0.51          0.04
                                                                -------      -------     -------      -------      --------
  Net increase (decrease) from investment operations            $ (0.07)     $  0.72     $  0.32      $  1.02      $   0.47
Distributions to shareowners:
 Net investment income                                            (0.43)       (0.51)      (0.55)       (0.54)        (0.45)
                                                                -------      -------     -------      -------      --------
Net increase (decrease) in net asset value                      $ (0.50)     $  0.21     $ (0.23)     $  0.48      $   0.02
                                                                -------      -------     -------      -------      --------
Net asset value, end of period                                  $  8.83      $  9.33     $  9.12      $  9.35      $   8.87
                                                                =======      =======     =======      =======      ========
Total return*                                                     (0.77)%       8.07%       3.48%       11.86%         5.48%(c)
Ratio of net expenses to average net assets+                       0.58%        0.61%       0.58%        0.67%         0.64%**
Ratio of net investment income to average net assets+              4.20%        4.43%       5.05%        5.54%         6.28%**
Portfolio turnover rate                                              60%          49%         63%          48%           59%(c)
Net assets, end of period (in thousands)                        $521,480     $21,027     $13,617      $ 7,719      $  4,051
Ratios with no assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      0.58%        0.61%       0.58%        0.67%         0.64%**
 Net investment income                                             4.20%        4.43%       5.05%        5.54%         6.28%**
Ratios with assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                      0.58%        0.61%       0.58%        0.67%         0.64%**
 Net investment income                                             4.20%        4.43%       5.05%        5.54%         6.28%**

(a)  Class Y shares were first publicly offered on September 20, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.
(b) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.23%.
(c)  Not annualized.

Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are to seek current income consistent with preservation of capital.

The Trustees have authorized the issuance of six classes of shares of the Fund. The Fund offers six classes of shares designated as Class A, Class B, Class C, Investor Class, Class R, and Class Y shares. Class R shares were first publicly offered April 1, 2003. Investor Class shares were first issued on December 10, 2004. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's Outstanding Investor Class shares. All Investor Class shares of the Fund, whenever issued, convert to Class A shares of the Fund on December 10, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively. There is no distribution plan for Class Y shares and Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities

Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06                              (continued)
--------------------------------------------------------------------------------

   and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. At June 30, 2006 there were no securities fair valued. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Temporary cash investments are valued at amortized cost.

   All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At June 30, 2006 the Fund had a net capital loss carryforward of $2,562,465 of which $1,096,027 will expire in 2009, $77,493 will expire in 2010, $1,084,416 will expire in 2011 and $304,529 will expire in 2013, if not utilized.

   Utilization of these capital losses could be subject to limitations imposed by the Internal Revenue Code.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The Fund has elected to defer approximately $1,373,275 of capital losses recognized between November 1, 2005 and June 30, 2006 to its fiscal year ending June 30, 2007.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the years ended June 30, 2006 and 2005 were as follows:

--------------------------------------------------------------------------------
                                                      2006             2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                  $32,425,051      $12,889,176
                                                   -----------      -----------
    Total                                          $32,425,051      $12,889,176
                                                   ===========      ===========
--------------------------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at June 30, 2006.

--------------------------------------------------------------------------------
                                                                       2006
--------------------------------------------------------------------------------
  Undistributed ordinary income                                   $  2,959,707
  Undistributed long-term loss                                      (2,562,465)
  Post October loss deferred                                        (1,373,275)
  Dividends payable                                                 (1,751,267)
  Unrealized appreciation                                         $(18,877,191)
                                                                  ------------
    Total                                                         $(21,604,491)
                                                                  ============
--------------------------------------------------------------------------------

   The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of amortization.

   At June 30, 2006, the Fund reclassified $4,236,769 to increase undistributed net investment income and $4,194,196 to increase accumulated net realized loss and $42,573 to decrease paid in capital. This reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito

Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06                              (continued)
--------------------------------------------------------------------------------

   Italiano S.p.A., (UniCredito Italiano), earned $58,305 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2006.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. Class Y and Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that each class of shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from the counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102% at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

Effective November 1, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.00%, 1.90%, 1.90% and 1.25% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through November 1, 2008 for Class A shares and through November 1, 2006 for Class B, Class C and Class R shares. PIM expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that PIM will extend the expense limitation beyond November 1, 2008 for Class A shares and November 1, 2006 for Class B, Class C and Class R shares. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06                              (continued)
--------------------------------------------------------------------------------

Through December 10, 2006, PIM has contractually agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.74% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2006, $10,820 was payable to PIM related to management fees, administrative costs and certain other services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $158,412 in transfer agent fees payable to PIMSS at June 30, 2006.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee both paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services paid as compensation for personal services and/or account maintenance services or distribution services. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans. Included in due to affiliates is $3,795 in distribution fees payable to PFD at June 30, 2006.

In addition, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2006, $156,730 in CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2006, the Fund's expenses were not reduced under such arrangements.

6. Merger Information

On December 8, 2004, beneficial owners of Safeco Intermediate Term Bond Fund (one of the series that comprised Safeco Taxable Bond Trust) approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 10, 2004, by exchanging all of Safeco's net assets for Investor Class shares, based on the Fund's Class A shares' ending net asset value. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

Pioneer Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/06                              (continued)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                           Safeco
                                 Pioneer                Intermediate                 Pioneer
                                Bond Fund              Term Bond Fund               Bond Fund
                          (Pre-Reorganization)      (Pre-Reorganization)      (Post-Reorganization)
---------------------------------------------------------------------------------------------------
  Net Assets                  $257,177,281              $9,260,087                 $266,437,368
  Shares Outstanding            27,433,514               1,085,975                   28,418,629
  Investor Class
  Shares Issued                                                                         985,115
                                                        Unrealized
                                                       Appreciation                Accumulated
                                                      on Closing Date                 Gain
---------------------------------------------------------------------------------------------------
  Sefeco Intermediate
  Term Bond Fund                                        $  176,429                 $     26,968
---------------------------------------------------------------------------------------------------

In addition, on September 22, 2005, beneficial owners of Amsouth High Quality Bond approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of Amsouth High Quality Bond's net assets in Class A, Class B and Class I for Pioneer Fund's Shares, based on Pioneer Fund's Class A, Class B and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                 Pioneer                   Amsouth                   Pioneer
                                Bond Fund             High Quality Bond             Bond Fund
                          (Pre-Reorganization)      (Pre-Reorganization)      (Post-Reorganization)
---------------------------------------------------------------------------------------------------
  Net Assets
  Class A                     $178,317,842              $ 44,668,880               $222,986,722
  Class B                     $ 58,181,919              $  5,678,911               $ 63,860,830
  Class C                     $ 42,851,287              $          -               $ 42,851,287
  Investor Class              $  4,095,750              $          -               $  4,095,750
  Class R                     $  1,678,306              $          -               $  1,678,306
  Class I                     $          -              $532,267,021               $
  Class Y                     $ 27,130,385              $          -               $559,397,406
  Total Net Assets            $312,255,489              $582,614,812               $894,870,301
  Shares Outstanding
  Class A                       19,242,520                 4,085,199                 24,061,169
  Class B                        6,307,434                   520,998                  6,923,368
  Class C                        4,661,389                                            4,661,389
  Investor Class                   441,773                                              441,773
  Class R                          179,118                                              179,118
  Class I                                                 48,671,755
  Class Y                        2,947,361                                           60,802,472
  Total Shares
   Outstanding                  33,779,595                53,277,952                 97,069,289
  Shares Issued
   in Reorganization
  Class A                                                                             4,818,649
  Class B                                                                               615,934
  Class Y                                                                            57,855,111

                                                          Unrealized               Accumulated
                                                         Appreciation                Gain on
                                                        on Closing Date            Closing Date
---------------------------------------------------------------------------------------------------
  Amsouth High
  Quality Bond                                          $ 15,276,095               $  2,768,070
---------------------------------------------------------------------------------------------------

Pioneer Bond Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Bond Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 11, 2006

Pioneer Bond Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 89 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Bond Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held   Length of Service       Principal Occupation During            Other Directorships Held
Name and Age               With the Fund    and Term of Office      Past Five Years                        by this Trustee
John F. Cogan, Jr. (80)*   Chairman of      Trustee since 1996.     Deputy Chairman and a Director of      Director of ICI Mutual
                           the Board,       Serves until            Pioneer Global Asset Management        Insurance Company;
                           Trustee and      successor trustee is    S.p.A. ("PGAM"); Non-Executive         Director of Harbor
                           President        elected or earlier      Chairman and a Director of Pioneer     Global Company, Ltd.
                                            retirement or           Investment Management USA Inc.
                                            removal.                ("PIM-USA"); Chairman and a
                                                                    Director of Pioneer; Chairman and
                                                                    Director of Pioneer Institutional
                                                                    Asset Management, Inc. (since
                                                                    2006); Director of Pioneer
                                                                    Alternative Investment Management
                                                                    Limited (Dublin); President and a
                                                                    Director of Pioneer Alternative
                                                                    Investment Management (Bermuda)
                                                                    Limited and affiliated funds;
                                                                    Director of PIOGLOBAL Real Estate
                                                                    Investment Fund (Russia) (until
                                                                    June 2006); Director of Nano-C,
                                                                    Inc. (since 2003); Director of Cole
                                                                    Investment Corporation (since
                                                                    2004); Director of Fiduciary
                                                                    Counseling, Inc.; President and
                                                                    Director of Pioneer Funds
                                                                    Distributor, Inc. ("PFD") (until
                                                                    May 2006); President of all of the
                                                                    Pioneer Funds; and Of Counsel,
                                                                    Wilmer Cutler Pickering Hale and
                                                                    Dorr LLP (counsel to PIM-USA and
                                                                    the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                        Positions Held   Length of Service         Principal Occupation During           Other Directorships Held
Name, Age and Address   With the Fund    and Term of Office        Past Five Years                       by this Trustee
David R. Bock **(62)    Trustee          Trustee since 2005.       Senior Vice President and Chief       Director of The Enterprise
3050 K. Street NW,                       Serves until successor    Financial Officer, I-trax, Inc.       Social Investment
Washington, DC 20007                     trustee is elected or     (publicly traded health care          Company (privately-held
                                         earlier retirement or     services company) (2001 - present);   affordable housing
                                         removal.                  Managing Partner, Federal City        finance company);
                                                                   Capital Advisors (boutique merchant   Director of New York
                                                                   bank) (2002 to 2004); Executive       Mortgage Trust (publicly
                                                                   Vice President and Chief Financial    traded mortgage REIT).
                                                                   Officer, Pedestal Inc.
                                                                   (internet-based mortgage trading
                                                                   company) (2000 - 2002).

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)       Trustee          Trustee since 1997.       President, Bush International         Director of Brady
3509 Woodbine Street,                    Serves until              (international financial advisory     Corporation (industrial
Chevy Chase, MD 20815                    successor trustee         firm).                                identification and
                                         is elected or earlier                                           specialty coated
                                         retirement or removal.                                          material products
                                                                                                         manufacturer), Director
                                                                                                         of Mortgage Guaranty
                                                                                                         Insurance Corporation,
                                                                                                         and Briggs & Stratton,
                                                                                                         Inc. (engine
                                                                                                         manufacturer)
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee          Trustee since 1996.       Founding Director, The Winthrop       None
(59)                                     Serves until              Group, Inc. (consulting firm);
1001 Sherbrooke                          successor trustee         Desautels, Faculty of Management,
Street West,                             is elected or earlier     McGill University.
Montreal, Quebec,                        retirement or removal.
Canada H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Positions Held   Length of Service        Principal Occupation During       Other Directorships Held
Name, Age and Address          With the Fund    and Term of Office       Past Five Years                   by this Trustee
Marguerite A. Piret (58)       Trustee          Trustee since 1996.      President and Chief Executive     Director of New America
One Boston Place, 28th Floor,                   Serves until             Officer, Newbury, Piret &         High Income Fund, Inc.
Boston, MA 02108                                successor trustee        Company, Inc. (investment         (closed-end investment
                                                is elected or earlier    banking firm).                    company).
                                                retirement or removal.
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (55)           Trustee          Trustee since February   Private investor (2004 -          Director of Quadriserv
89 Robbins Avenue,                              2006. Serves until       present); Senior Executive        Inc. (technology
Berkeley Heights, NJ 07922                      successor trustee is     Vice President, The Bank of       products for securities
                                                elected or earlier       New York (financial and           lending industry)
                                                retirement or removal.   securities services) (1986 -
                                                                         2004).
-----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             Trustee          Trustee since 1996.      President, John Winthrop &        None
One North Adgers Wharf,                         Serves until             Co., Inc. (private investment
Charleston, SC 29401                            successor trustee        firm).
                                                is elected or earlier
                                                retirement or removal.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held    Length of Service     Principal Occupation During           Other Directorships Held
Name and Age                With the Fund     and Term of Office    Past Five Years                       by this Officer
Osbert M. Hood (53)         Executive Vice    Since June 2003.      President and Chief Executive         Trustee of certain
                            President         Serves at the         Officer, PIM-USA since May 2003       Pioneer Funds
                                              discretion of         (Director since January 2001;
                                              the Board.            Executive Vice President and Chief
                                                                    Operating Officer from November
                                                                    2000 - May 2003); Director of PGAM
                                                                    since June 2003; President and
                                                                    Director of Pioneer since May 2003;
                                                                    President and Director of Pioneer
                                                                    Institutional Asset Management,
                                                                    Inc. since February 2006; Chairman
                                                                    and Director of Pioneer Investment
                                                                    Management Shareholder Services,
                                                                    Inc. ("PIMSS") since May 2003;
                                                                    Director of PFD since May 2006;
                                                                    Director of Oak Ridge Investments,
                                                                    L.L.C. (a registered investment
                                                                    adviser in which PIM USA owns a
                                                                    minority interest) since January
                                                                    2005; Director of Vanderbilt
                                                                    Capital Advisors, LLC (an
                                                                    institutional investment adviser
                                                                    wholly-owned by PIM USA) since June
                                                                    2006; Executive Vice President of
                                                                    all of the Pioneer Funds since June
                                                                    2003
-----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary         Since September,      Secretary of PIM-USA; Senior Vice     None
                                              2003. Serves          President - Legal of Pioneer; and
                                              at the discretion of  Secretary/Clerk of most of
                                              the Board.            PIM-USA's subsidiaries; Secretary
                                                                    of all of the Pioneer Funds since
                                                                    September 2003 (Assistant Secretary
                                                                    from November 2000 to September
                                                                    2003). Assistant Vice President and
                                                                    Senior Counsel of
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (41)  Assistant         Since September,      Pioneer since July 2002; Vice         None
                            Secretary         2003. Serves at       President and Senior Counsel of
                                              the discretion of     BISYS Fund Services, Inc. (April
                                              the Board.            2001 to June 2002); Senior Vice
                                                                    President and Deputy General
                                                                    Counsel of Funds Distributor, Inc.
                                                                    (July 2000 to April 2001; Assistant
                                                                    Secretary of all Pioneer Funds
                                                                    since September 2003.
-----------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held   Length of Service      Principal Occupation During           Other Directorships Held
Name and Age                 With the Fund    and Term of Office     Past Five Years                       by this Officer
Christopher P. Harvey (45)   Assistant        Since July 2006        Partner, Wilmer Cutler Pickering      None
                             Secretary        Serves at the          Hale and Dorr LLP; and Assistant
                                              discretion of the      Secretary of all Pioneer Funds
                                              Board.                 since July 2006
------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer        Since November,        Vice President - Fund Accounting,     None
                                              2000. Serves at        Administration and Custody Services
                                              the discretion of      of Pioneer; and Treasurer of all of
                                              the Board.             the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant        Since November,        Deputy Treasurer of Pioneer since     None
                             Treasurer        2004. Serves           2004; Treasurer and Senior Vice
                                              at the discretion      President, CDC IXIS Asset
                                              of the Board.          Management Services from 2002 to
                                                                     2003; Assistant Treasurer and Vice
                                                                     President, MFS Investment
                                                                     Management from 1997 to 2002; and
                                                                     Assistant Treasurer of all of the
                                                                     Pioneer Funds since November 2004.
------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant        Since November,        Assistant Vice President - Fund       None
                             Treasurer        2000. Serves           Accounting, Administration and
                                              at the discretion      Custody Services of Pioneer; and
                                              of the Board.          Assistant Treasurer of all of the
                                                                     Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant        Since May, 2002.       Fund Accounting Manager - Fund        None
                             Treasurer        Serves at the          Accounting, Administration and
                                              discretion of          Custody Services of Pioneer; and
                                              the Board.             Assistant Treasurer of all of the
                                                                     Pioneer Funds since May 2002.
------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Positions Held       Length of Service      Principal Occupation During           Other Directorships
Name and Age                 With the Fund        and Term of Office     Past Five Years                       Held by this Officer
Katherine Kim Sullivan (32)  Assistant Treasurer  Since September,       Fund Administration Manager - Fund    None
Terrence J. Cullen (45)      Chief Compliance     2003. Serves           Accounting, Administration and
                             Officer              at the discretion of   Custody Services since June 2003;
                                                  the Board.             Assistant Vice President - Mutual
                                                                         Fund Operations of State Street
                                                                         Corporation from June 2002 to June
                                                                         2003 (formerly Deutsche Bank Asset
                                                                         Management); Pioneer Fund
                                                                         Accounting, Administration and
                                                                         Custody Services (Fund Accounting
                                                                         Manager from August 1999 to May
                                                                         2002); Assistant Treasurer of all
                                                                         Pioneer Funds since September 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance     Since March 2006.      Chief Compliance Officer of Pioneer   None
                             Officer              Serves at the          and Pioneer Funds since March 2006;
                                                  discretion of          Vice President and Senior Counsel
                                                  the Board.             of Pioneer since September 2004;
                                                                         and Senior Vice President and
                                                                         Counsel, State Street Research &
                                                                         Management Company (February 1998
                                                                         to September 2004).
-----------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

N/A

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to
the Fund, including fees associated
with the filings of its Form N-1A,
totaled approximately $39,535 in
2006 and approximately $49,795 in
2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services
in 2006 or 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services,
primarily for tax returns, totaled
$7,140 in 2006 and $6,800 in 2005.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no other services
provided to the Fund during the
fiscal years ended June 30, 2006 and
2005.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.



The aggregate non-audit fees for the
Fund and affiliates, as previously
defined, totaled approximately
$7,140 in 2006 and $6,800 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer American Income trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 31, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 31, 2006

* Print the name and title of each signing officer under his or her signature.